UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2006

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement.

On April 27, 2006, the Board of Directors (the “Board”) of LECG Corporation (the “Registrant”) approved the appointment of Michael J. Jeffery as Chief Operating Officer of the Registrant effective May 15, 2006.

The Board approved base salary of $550,000 for Mr. Jeffery. The term of Mr. Jeffery’s employment is at will, with no severance. The Board also approved of allowing Mr. Jeffery to start part-time with pro-rated compensation until pre-existing commitments allow him to move to full-time. Mr. Jeffery will remain on the Board as an inside executive director.

Mr. Jeffery has served on the Board since June 2003. Mr. Jeffery was the Treasurer and Head of the Markets Division for the Western Hemisphere and a member of the senior executive committee of Standard Chartered Bank from 1994 until 2001. Prior to his service at Standard Chartered Bank, Mr. Jeffery held senior executive financial and board of director positions with Nikko Bank, Scandinavian Bank Group, and Finacorp SA New York. He has extensive, global experience in business and financial management, trading, sales and administration, including past service on the board of directors of Banque Scandinave en Suisse, the Private Capital Group, Banco Scandinavian Sul America and Scandinavian Pacific Limited.

Item 2.02. Results of Operations and Financial Condition

On May 2, 2006, the Registrant issued a press release announcing financial results, operating metrics and certain other information related to the first quarter ended March 31, 2006. A copy of this May 2, 2006 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 27, 2006, Michael J. Jeffery was appointed to the position of Chief Operating Officer of the Registrant effective May 15, 2006. Mr. Jeffery currently serves as a member of the Board and until April 27, 2006, was a member of the Registrant’s Audit, Compensation and Corporate Governance Committees and the Chair of the Corporate Governance Committee.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release regarding first quarter 2006 financial results and certain other information, issued by LECG Corporation on May 2, 2006 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ John C. Burke
John C. Burke Chief Financial Officer

Date:  May 2, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release regarding first quarter 2006 financial results and certain other information, issued by LECG Corporation on May 2, 2006 (furnished herewith).